SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND

DWS Alternative Asset Allocation VIP

The following changes are effective on or about July 12, 2013:

QS Investors, LLC (“QS Investors”) will no longer serve as subadvisor to each fund. All references to QS Investors are hereby deleted.

The following disclosure is deleted as a heading relating to investment policies and techniques in “PART I: APPENDIX I-H — INVESTMENT PRACTICES AND TECHNIQUES” of the fund’s Statement of Additional Information:

GTAA Overlay Strategy

The following disclosure is added as a heading relating to investment policies and techniques in “PART I: APPENDIX I-H — INVESTMENT PRACTICES AND TECHNIQUES” of the fund’s Statement of Additional Information:

Currency Strategies
Interest Rate Strategies

The following is added as new disclosure in “PART II: APPENDIX II-G – INVESTMENT PRACTICES AND TECHNIQUES” of the fund’s Statement of Additional Information:

Interest Rate Strategies. In addition to a fund’s main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor’s proprietary models. If the Advisor’s analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts. The risk of loss is heightened during periods of rapid rises in interest rates.

Please Retain This Supplement for Future Reference

April 25, 2013
SAISTKR-92